                                                              File Nos.  2-98772
                                                                        811-4347


              As filed with the Securities and Exchange Commission
                                On June 26, 1998

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.                              /   /


      Post-Effective Amendment No.  43                         / X /
                                   ----                         ---




                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940


      Amendment No.  46                                       / X /


                                    GMO TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   40 Rowes Wharf, Boston, Massachusetts 02110
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                  617-330-7500
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 with a copy to:

       R. Jeremy Grantham                        J.B. Kittredge, Esq.
       GMO Trust                                 Ropes & Gray
       40 Rowes Wharf                            One International Place
       Boston, Massachusetts 02110               Boston, Massachusetts  02110
--------------------------------------------------------------------------------
                    (Name and address of agents for service)



 It is proposed that this filing will become effective:


 /   /  Immediately upon filing pursuant to paragraph (b), or


 /   /  60 days after filing pursuant to paragraph (a), or


 / X /  On June 30, 1998 pursuant to paragraph (b), or



 /   /  On                 pursuant to paragraph (a), of Rule 485.
  ---



================================================================================

                                    GMO TRUST
                             (For Pelican Fund only)
                              CROSS REFERENCE SHEET




 N-1A Item No.                                                               Location
 -------------                                                               --------

 PART A
 ------

 Item 1.       Cover Page . . . . . . . . . . . . . . . . . . .           Cover Page

 Item 2.       Synopsis  . . . . . . . . .  . . . . . . . . . .           Expense Information

 Item 3.       Condensed Financial
               Information. . . . . . . . . . . . . . . . . . .           Financial Highlights

 Item 4.       General Description of
               Registrant . . . . . . . . . . . . . . . . . . .           Organization and
                                                                          Capitalization of
                                                                          the Trust;
                                                                          Investment
                                                                          Objectives, Policies
                                                                          and Risks;
                                                                          Description of
                                                                          Shares;
                                                                          Cover Page

 Item 5.       Management of the Fund . . . . . . . . . . . . .           Management;
                                                                          Back Cover
 Item 5A.      Management's Discussion
               of Fund Performance  . . . . . . . . . . . . . .           Performance Data
                                                                          (referencing the Fund's
                                                                          Annual Report)
 Item 6.       Capital Stock and Other
               Securities . . . . . . . . . . . . . . . . . . .           Organization and
                                                                          Capitalization of
                                                                          the Trust;
                                                                          Description of
                                                                          Shares; Shareholder
                                                                          Inquiries

 Item 7.       Purchase of Securities Being
               Offered . . . . . . . . . . . . . . . . . . . . .          How to Purchase
                                                                          Shares; How Shares
                                                                          are Priced

 Item 8.       Redemption or Repurchase . . . . . . . . . . . . .         How to Redeem
                                                                          Shares; How Shares
                                                                          are Priced

 Item 9.       Pending Legal Proceedings  . . . . . . . . . . . .         None


 Part B
 ------

 Item 10.      Cover Page . . . . . . . . . . . . . . . . . . . .         Cover Page

 Item 11.      Table of Contents  . . . . . . . . . . . . . . . .         Table of Contents



 Item 12.      General Information and
                      History . . . . . . . . . . . . . . . . . .         Not Applicable

 Item 13.      Investment Objectives
                      and Policies  . . . . . . . . . . . . . . .         Investment
                                                                          Objectives,
                                                                          Policies and
                                                                          Restrictions

 Item 14.      Management of the Fund . . . . . . . . . . . . . .         Trustees and
                                                                          Officers; Management
                                                                          Arrangements

 Item 15.      Control Persons and Principal
                      Holders of Securities . . . . . . . . . . .         Description of the
                                                                          Trust and Ownership
                                                                          of Shares: Voting
                                                                          Rights

 Item 16.      Investment Advisory and Other
                      Services  . . . . . . . . . . . . . . . . .         Management
                                                                          Arrangements

 Item 17.      Brokerage Allocation and Other
                      Practices . . . . . . . . . . . . . . . . .         Portfolio
                                                                          Transactions

 Item 18.      Capital Stock and Other
                      Securities  . . . . . . . . . . . . . . . .         Description of the
                                                                          Trust and Ownership
                                                                          of Shares; Voting
                                                                          Rights; Shareholder
                                                                          and Trustee
                                                                          Liability

 Item 19.      Purchase, Redemption and Pricing
                      of Securities Being Offered . . . . . . . .         Pricing of Shares;
                                                                          Redemption of
                                                                          Shares; Systematic
                                                                          Withdrawal Plans;
                                                                          See in Part A How
                                                                          Shares are Priced

 Item 20.      Tax Status . . . . . . . . . . . . . . . . . . . .         Tax Status

 Item 21.      Underwriters . . . . . . . . . . . . . . . . . . .         Not Applicable


 Item 22.      Calculation of Performance
                      Data  . . . . . . . . . . . . . . . . . . .         Calculation of
                                                                          Average Annual Total
                                                                          Return

 Item 23.      Financial Statements . . . . . . . . . . . . . . .         Financial Statements



 Part C
 ------

        Information to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

This Post-Effective Amendment relates solely to the Pelican Fund. No information previously filed with respect to any other series of GMO Trust is amended or superseded hereby.






================================================================================
                                       GMO
================================================================================


                                  PELICAN FUND
                                   PROSPECTUS


                                  JUNE 30, 1998







                                GRANTHAM, MAYO,
                             VAN OTTERLOO & CO. LLC
                                 40 ROWES WHARF
                          BOSTON, MASSACHUSETTS 02110


================================================================================


                                TABLE OF CONTENTS


                   Expense Information........................2

                   Financial Highlights ......................3

                   General Description of the Fund............4

                   Investment Objectives, Policies,
                         and Risks............................4

                   Management.................................8

                   How to Purchase Shares.....................8

                   How to Redeem Shares......................10

                   How  Shares are Priced....................12

                   Distributions, Reinvestment,
                          and Taxes..........................12

                   Performance Data..........................14

                   Organization and Capitalization
                          of the Trust.......................14

                   Description of Shares.....................14

                   Shareholder Inquiries.....................15


================================================================================

PROSPECTUS

                                  PELICAN FUND
                   40 Rowes Wharf, Boston, Massachusetts 02110
                                 (617) 346-7600


         The Pelican Fund (the "Fund") is one of thirty-three separate investment portfolios currently offered by GMO Trust (the "Trust"), an open-end management investment company. The Fund's investment manager is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager").


         The Pelican Fund is a diversified portfolio that seeks long term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. The Fund invests primarily in securities traded in the United States but may invest up to 25 percent of its assets in foreign securities. The Fund is designed primarily for institutions and other tax exempt investors.

         This Prospectus describes concisely the information which investors ought to know about the Fund before investing. Please read this Prospectus carefully and keep it for future reference.


         A Statement of Additional Information dated June 30, 1998 is available free of charge. Write to Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 or telephone 1-617-346-7600. The Statement, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus.


--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


                                  June 30, 1998

================================================================================
Pelican Fund

--------------------------------------------------------------------------------
         EXPENSE INFORMATION
--------------------------------------------------------------------------------


         The following information is designed to help investors understand the various costs and expenses that investors in the Fund bear directly and indirectly. The expenses are based on annual expenses for the Fund's fiscal year ended February 28, 1998. The table also includes a hypothetical illustration of the amount of operating expenses that would be incurred by an investor who purchases $1,000 of shares of the Fund and who redeems the investment at the end of the periods shown. The examples are not representations of past or future expenses, and actual expenses may be larger or smaller than those shown.

SHAREHOLDER TRANSACTION EXPENSES:
     Maximum Sales Load Imposed on Purchases                             None
     Maximum Sales Load Imposed on Reinvested Dividends                  None
     Deferred Sales Load                                                 None
REDEMPTION FEES:                                                         None
EXCHANGE FEES:                                                           None
ANNUAL FUND OPERATING EXPENSES: 1
                    (as a percentage of average net assets)
     Management Fee after Fee Waiver                                     0.85%
     Other Operating Expenses                                            0.10%

TOTAL FUND OPERATING EXPENSES: 1                                         0.95%

--------------------------------------------------------------------------------


         1 The Manager has voluntarily undertaken to reduce its management fee and to bear certain expenses with respect to the Fund until further notice to the extent that the Fund's total annual operating expenses (excluding brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), and transfer taxes) would otherwise exceed 0.95% of the Fund's average daily net assets. Absent such waiver, management fees for the Fund would be 0.90% and Total Fund Operating Expenses would be 1.00%.




EXAMPLE:

         You would pay the following expenses on a $1,000 investment, if you assume a 5 percent annual return (with or without a redemption at the end of each time period):

                         One Year                           $   10
                         Three Years                        $   30
                         Five Years                         $   53
                         Ten Years                          $  117

         The example in the table above is for informational purposes only. Actual expenses of the Fund may vary significantly from the expenses assumed above.

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                            Year ended February 28/29,
                                          1998    1997       1996       1995      1994      1993        1992      1991      1990 *
                                          ----------------------------------------------------------------------------------------
Net asset value, beginning of period     $16.31   $14.52    $11.99     $12.08    $11.37    $10.70     $ 9.89    $ 9.67     $10.00
                                         ------   ------   --------   --------  --------  --------   --------  --------   --------
Income from investment operations:
   Net investment income                  0.32      0.33      0.31       0.37      0.29      0.36       0.42      0.49       0.29
   Net realized and unrealized gain
     (loss)                               4.13      2.27      3.04       0.46      1.40      1.06       1.02      0.24      (0.35)
                                        ------    ------    -------    -------   -------   -------    -------    ------   --------
     Total from investment operations     4.45      2.60      3.35       0.83      1.69      1.42       1.44      0.73      (0.06)
                                        ------    ------    -------    -------   -------   -------    -------    ------   --------
Less distributions to shareholders:
   From net investment income            (0.40)    (0.27)    (0.29)     (0.37)    (0.37)    (0.38)     (0.40)    (0.51)     (0.23)
   From net realized gains               (2.58)    (0.54)    (0.53)     (0.55)    (0.61)    (0.37)     (0.23)      --       (0.04)
                                        ------    ------    -------    -------   -------   -------    -------    ------   --------
     Total distributions                 (2.98)    (0.81)    (0.82)     (0.92)    (0.98)    (0.75)     (0.63)    (0.51)     (0.27)
                                        ------    ------    -------    -------   -------   -------    -------    ------   --------
Net asset value, end of period          $17.78    $16.31    $14.52     $11.99    $12.08    $11.37     $10.70    $ 9.89     $ 9.67
                                        ======    ======    =======    =======   =======   =======    =======    ======   ========
Total Return                            28.97%(b) 18.40%(b) 28.54%      7.38%   15.14%(b) 13.93%(b)  15.24%(b)  8.17%(b) (0.69%)*(b)

Ratios/Supplemental Data:

   Net assets, end of period (000's)   $236,286  $207,369  $177,238  $117,920   $101,165   $85,401    $65,907   $76,681   $79,650
   Net expenses to average
     daily net assets                     0.95%     0.95%     1.05%      1.10%     1.10%     1.10%      1.10%     1.10%      0.80%*
   Net investment income to
     average daily net assets             1.77%     2.10%     2.42%      2.51%     2.42%     3.40%      4.08%     5.13%      3.07%*
   Portfolio turnover rate                  28%       27%       32%       40%        49%       39%        56%       44%        35%
Average broker commission rate(a)       $0.0662   $0.0556      N/A        N/A        N/A      N/A         N/A        N/A       N/A
Fees and expenses voluntarily waived
 or borne by the Manager consisted of
 the following  per share amounts:       $0.01     $0.01      $ --       $ --      $ 0.01     $ 0.01    $0.01       $0.02      $0.02


  * For the period from the commencement of operations June 14, 1989 to February 28, 1990.

  (a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

  (b) The total returns would have been lower had certain expenses not been waived during the periods shown.


       The above information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon is included in the Annual Report. The Financial Highlights should be read in conjunction with the other audited financial statements and related notes which are included in the Annual Report, which is incorporated by reference in the Fund's Statement of Additional Information.
--------------------------------------------------------------------------------

================================================================================
PELICAN FUND
--------------------------------------------------------------------------------
         GENERAL DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------

         GMO Trust ("Trust") is an open-end management investment company commonly referred to as a "mutual fund". The Trust is a "series investment company" that consists of separate series of investment portfolios (the "Series"), each of which is represented by a separate series of shares of beneficial interest. The Trust currently offers thirty-three Series. Each Series' manager is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager"). Shares of the other Series of the Trust are offered pursuant to separate prospectuses.


--------------------------------------------------------------------------------
         INVESTMENT OBJECTIVES, POLICIES, AND RISKS
--------------------------------------------------------------------------------
         The principal investment objective of the Fund is long-term capital growth achieved primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. The Fund invests primarily in securities traded in the United States, but may invest up to 25 percent of its assets in foreign securities (see "Additional Information Regarding Foreign Investments" below).

         The Fund invests primarily in common stocks of domestic corporations and generally follows a conservative approach. It seeks to invest in companies that represent outstanding values relative to their market prices. Under normal conditions, the Fund generally, but not exclusively, looks for companies with low price/earnings ratios and rising earnings. The Fund focuses on established, financially secure firms with capitalizations of more than $100 million and generally does not buy issues of companies with less than three years of operating history. The Fund seeks to maintain lower than average risk levels relative to the potential for return through a portfolio with an average volatility (beta) below 1.0. The average volatility (beta) of the Standard & Poor's 500 Stock Market Index, which serves as a standard for measuring volatility, is always 1.0. The Fund's beta may change with market conditions.

         The Fund's Manager analyzes key economic variables to identify general trends in the stock markets. World economic indica-
--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
tors, which are tracked regularly, include U.S. industry and trade indicators, interest rates, international stock market indices, and currency levels.

         The Manager also analyzes each company considered for investment. The analysis includes its source of earnings, competitive edge, management strength, and level of industry dominance as measured by market share. At the same time, the Manager analyzes the financial condition of each company. The Manager examines current and historical measures of relative value to find corporations that are selling at discounts relative to both underlying asset values and market pricing. The Manager then selects those undervalued companies with financial and business characteristics that it believes will produce above-average growth in earnings.

         The Manager generally selects equities that normally trade in sufficient volume to provide liquidity. Domestic equities are usually traded on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter markets. Foreign securities in the portfolio are generally listed on principal overseas exchanges.

         Sell decisions are triggered when the stock price and other fundamental considerations no longer signal further appreciation. The Manager monitors returns on domestic and international equity securities, returns on fixed income securities, and the performance of industry sectors.

         PORTFOLIO TURNOVER. The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate. In any given year, turnover may be greater than anticipated in response to market conditions. The rate of the Fund's turnover may also vary significantly from time to time in response to market volatility and economic conditions. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.


         To the extent that portfolio turnover results in realization of net short-term capital gains, such capital gains are ordinarily taxed at ordinary income tax rates. Because the Fund is directed primarily to institutions and other tax-exempt investors, it is expected that the tax consequences of portfolio transactions may be a secondary consideration.

         SELECTION OF INVESTMENTS FOR THE FUND. There is no single, specific formula or technique for the successful pursuit of long-term capital growth. The investment philosophy of the Fund is to select investments with excellent growth (and, secondarily, income) potential. Under normal conditions, investments are made in a variety of economic sectors, industry segments, and individual securities to reduce the effects of price volatility in any one area.

         Questions of whether to be fully invested in common stocks or not, or of whether to be in one type of common stock or another, cannot be answered categorically. It is anticipated, in view of the Fund's investment objectives, that at least 65 percent of the asset value of the Fund's portfolio will be invested principally in common stocks and securities convertible into common stocks. However, the Fund may invest part or all of its portfolio in debt securities, preferred stocks, or short-term notes, or it may convert part or all of its portfolio to cash, when economic or market conditions appear to make such action or actions desirable. For example, a more defen-
--------------------------------------------------------------------------------

================================================================================
PELICAN FUND
--------------------------------------------------------------------------------
sive or conservative position may seem temporarily justified by prevailing market conditions, or, securities other than common stocks offer a better opportunity for capital growth based upon relative values at a particular time. Debt securities purchased by the Fund may include obligations of the U.S. Government, its agencies, and its instrumentalities and other investment-grade obligations. The Fund does not engage in aggressive market timing techniques.

         The Fund may invest up to 25 percent of its assets in foreign securities, generally equity securities traded in principal European and Pacific Basin markets. The Manager evaluates the economic strength of a country, which includes its resources, markets, and growth rate. In addition, it examines the political climate of a country as to its stability and business policies. The Manager then assesses the strength of the country's currency and considers foreign exchange issues in general. The Fund aims for diversification not only among countries but also among industries in order to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets.

         The Fund seeks to identify rapidly expanding foreign economies and then searches out growing industries and corporations. It focuses on companies with established records. Individual securities are selected based on value indicators, such as low price to earnings ratio. They are reviewed for fundamental financial strength. Selected companies will generally have at least a $100 million market capitalization and a solid history of operations.

         ADDITIONAL INFORMATION REGARDING FOREIGN INVESTMENTS. Foreign investments involve certain special risks. Securities prices in different countries are subject to different economic, financial, political, and social factors. Changes in currency exchange rates will affect the value of portfolio securities to U.S. investors. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, imposition of exchange controls, social instability, and political developments which could affect investments in those countries. Assets of the Fund held by custodians in foreign countries may also be subject to these risks. There may be less publicly available information about foreign companies than U.S. companies. Foreign companies may not be subject to accounting, auditing, and financial reporting standards comparable to those of U.S. companies. The trading volume of foreign securities markets is growing, but they generally have substantially smaller trading volume than U.S. markets. Consequently, foreign securities tend to be less liquid and their prices more volatile than those of comparable U.S. companies. Brokerage commissions abroad are generally fixed, and other transaction costs on foreign securities exchanges are generally higher than in the U.S.

         In order to reduce risks of fluctuations in currency exchange rates, the Fund may purchase and sell foreign currencies for forward deliveries. Such transactions may be utilized in connection with the settlement of portfolio transactions or for the purpose of hedging specific portfolio positions. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities, and it precludes the opportunity foregone if the value of the hedged
--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
currency should rise. The Fund will not engage in foreign currency transactions for speculative purposes.

         ADDITIONAL INFORMATION REGARDING GENERAL INVESTMENT POLICIES OF THE FUND. The Fund may invest up to 5 percent of its assets in the purchase of put options and may also write covered call options on securities owned by the Fund with respect to no more than 25 percent of the Fund's assets (although it is not presently contemplated that the Fund would write such options on more than 5 percent of its assets). Options purchased or written by the Fund will be limited to options traded on national exchanges or in the over-the-counter market (such over-the-counter options shall not exceed 10 percent of the Fund's assets). As the holder of a put option, the Fund would have the right to sell a portfolio security at a specified price on or before a specified date. Similarly, a holder of a call option written by the Fund would have the right to purchase a portfolio security from the Fund on specified terms. Such option transactions may involve special risks.

         Further information on the investment policies of the Fund is contained in the Statement of Additional Information, which includes specific investment restrictions that govern the Fund's investment policies. Among other restrictions, the Fund may not (a) invest more than 5 percent of the value of its total assets in the securities of any one issuer (other than obligations of domestic banks or the U.S. Government and other federal instrumentalities); (b) hold more than 10 percent of the voting securities of any one issuer; (c) borrow money, except for temporary purposes, in an amount that exceeds 10 percent of the value of the total assets of the Fund at the time of such borrowing, also provided that the Fund may not purchase securities if the level of borrowing is in excess of 5 percent of the value of such assets; or (d) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government and other federal instrumentalities) if such investment would cause investments in such industry to exceed 25 percent of the Fund's total assets, at market value, at the time of such investment.

         Except when specifically indicated to the contrary, the investment policies described in this Prospectus and in the Statement of Additional Information are not fundamental, and the Trustees of the Trust may change such policies without first obtaining shareholder approval. The Trustees have the power without shareholder approval to make non-material changes (for example, minor changes in wording or punctuation) in the Fund's objectives. As used in this paragraph, "shareholder approval" means the vote of a majority of the outstanding voting securities of the Fund and "majority" means the lesser of (1) 67 percent or more of the outstanding shares of the Fund present at a meeting if more than 50 percent of the shares are represented at the meeting in person or by proxy, or (2) more than 50 percent of the outstanding shares of the Fund.

         Equity securities and debt securities, including debt securities issued or guaranteed by the U.S. Government, are subject to significant price variations from time to time. Shares of the Fund are not intended to represent a complete investment program. There can be no assurance that the Fund will attain its investment objective.


         SPECIAL YEAR 2000 RISK CONSIDERATIONS. Many of the services provided to the Fund depend on the proper functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the Fund's service systems fail to process information properly, that could have an adverse impact on the Fund's operations and services provided to shareholders. GMO, as well as the Trust's administrator, transfer agent, custodians and other service providers, have reported that each is working toward mitigating the risks associated with the so-called "Year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Fund's operations and services provided to shareholders will not be adversely affected.
--------------------------------------------------------------------------------

================================================================================
PELICAN FUND
--------------------------------------------------------------------------------
          MANAGEMENT
--------------------------------------------------------------------------------
         MANAGER. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 (the "Manager") which provides investment advisory services to a substantial number of institutional and other investors. The Manager also advises each of the other Series of the Trust. The Manager was formerly the investment sub-adviser for the Ivy Institutional Investors Fund, a mutual fund with substantially identical investment objectives, policies, and restrictions to those of the Fund. Each of the following four members holds a greater than 5 percent interest in the
Manager: R. Jeremy Grantham, Richard A. Mayo, Eyk H.A. Van Otterloo, and Kingsley Durant.


         Under a Management Contract with the Trust, the Manager selects and reviews the Fund's investments and provides executive and other personnel for the management of the Trust. Under the Management Contract, the Manager is compensated by the Fund at the annual rate of 0.90 percent of the average daily net assets of the Fund's portfolio, subject to the reduction as described below. This fee is higher than that paid to most managers. The Manager has agreed with the Fund to reduce its fee and bear certain expenses until further notice to the extent that the Fund's annual expenses (including the management fee but excluding brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), and transfer taxes) would exceed 0.95 percent of the Fund's average daily net assets. In addition, the Fund's organizational expenses are borne by the Manager. Pursuant to the Trust's Agreement and Declaration of Trust, the Board of Trustees supervises the affairs of the Trust as conducted by the Manager. In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn. The Manager received 0.85 percent of the average net assets of the Fund during the fiscal year ended February 28, 1998 as compensation for advisory services rendered during that year.


         Mr. Mayo is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Mayo serves as President - Domestic Active of the Trust and is a founding partner of the Manager. He has been a portfolio manager for more than twenty-five years and has been employed by the Manager in such capacity since its inception in 1977.

         CUSTODIAN, TRANSFER, AND DIVIDEND PAYING AGENT. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts, serves as custodian, and dividend paying agent for the Fund. Boston Financial Data Services, Inc. (BFDS), Two Heritage Drive, Quincy, Massachusetts, serves as transfer agent for the Fund.


--------------------------------------------------------------------------------
          HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------


Shares of the Fund may be purchased directly from the Trust without any sales charge or underwriting commissions on any day when the New York Stock Exchange is
--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
open for business. The Fund reserves the right to refuse additional investments at any time and may limit the size of individual accounts. Shareholders of the Fund will continue to be able to reinvest dividend and capital gain distributions without limitation.


         The minimum initial investment in the Fund is $5,000; there is no required minimum for additional purchases of Fund shares. An initial investment of at least $1,000 must be made in connection with the establishment of a Keogh plan; there is no minimum in connection with an individual retirement account
(IRA). The minimum initial investment amount may be changed by the Trustees at any time.


         The price at which a purchase order is filled in full and fractional shares of the Fund is the net asset value per share of the Fund next determined after a properly completed application and payment are received at the Fund's office. See "How Shares Are Priced" below.

         To wire an investment to the Fund, shareholders should send the wire to:

         State Street Bank
         Boston, Massachusetts
         ABA # 011 000 028
         Attn: Mutual Fund Division, Pelican
         Fund; Include your shareholder
                   account number

         Subject to limitations described in the Statement of Additional Information, the Fund may accept securities as payment for shares of the Fund (in lieu of payment by check or wire). An investor should not under any circumstances send cash to the Fund as payment for Fund shares.

         Shares of the Fund are maintained under an open account arrangement, and no share certificates are expected to be issued. After each transaction that affects the number of shares in an open account, a confirmation will be mailed to the address in which the account is registered that discloses the current balance of shares owned. The Fund reserves the right to charge a fee for providing duplicate information.


         Shares of the Fund may be purchased for tax-sheltered retirement plans, including Keogh plans for self-employed individuals and partnerships, employer defined-contribution plans, individual retirement accounts (IRAs), and Simplified Employee Pension Plans (SEPPs). Further details and prototype plans are available from the Fund. An investor should consult a competent tax or other adviser as to the suitability of shares of the Fund as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974 and as to the eligibility requirements for a specific plan and its state tax as well as federal tax aspects.


         All purchase orders are subject to acceptance by the Fund, which may refuse any purchase order or suspend the offering of shares of the Fund at any time. The Fund does not accept telephone orders for the purchase of shares.

         Reminders to make regularly scheduled investments will be sent to shareholders upon their request, with no obligation to invest at any time.
--------------------------------------------------------------------------------

================================================================================
PELICAN FUND
--------------------------------------------------------------------------------
         HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

         Shareholders have the right to redeem their shares at the net asset value per share next determined after receipt by State Street of an appropriate written request for redemption together with share certificates, if any, properly endorsed with signatures guaranteed (see below). Shareholders may also redeem shares by telephone, as further described below. The value of shares at redemption depends upon the market value of the Fund's portfolio at the time of redemption and may be more or less than the cost to the shareholder.

         A written request for redemption should specify the shareholder's account number and the number of shares to be redeemed and should normally be signed by the person or persons in whose name or names the account is registered or, in the case of the death of a shareholder, by the legal successor of the shareholder. Written redemption requests for shares held by tax-sheltered retirement plans must be submitted by the trustees or custodians of such plans rather than by the plan participants. The Fund will require proof of the authenticity of signatures and in certain cases proof of authority of the signers.

         For shareholder protection, all signatures on written requests for redemption or transfer of ownership and endorsements of any issued share certificates or stock powers that accompany such certificates must be guaranteed by a national bank or trust company, a member of the Federal Reserve System, a savings bank or savings and loan association, or a member of the National Association of Securities Dealers, Inc. or of the New York, American, Boston, Midwest, or Pacific Stock Exchanges. A signature "verification" by a savings bank or savings and loan association or notarization by a notary public is not acceptable.

         A signature guaranty is required to establish telephone redemption on any account after it has been opened. A signature guaranty will not be required to establish the telephone redemption option so long as this option is selected at the time of an initial account application; election of the privilege at a later date will require completion of an appropriate form accompanied by a signature guaranty.

         Shareholders who elect the telephone redemption option on their application may redeem, without extra charge, $5,000 or more from their account by telephone, and the proceeds will be sent by wire transfer to the shareholder's previously designated bank account within the United States. The account must be with a bank that is a member of the Federal Reserve System or that has a correspondent banking relationship with a member bank. All telephone redemption requests will be recorded.

     For telephone redemptions, call
         1-(617)-328-5000
         between 9:00 A.M. and 5:00 P.M.
         Boston time;
         please specify the
                           Pelican Fund

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
         A redemption request received by telephone in proper form by the Fund before 4:15 P.M. Eastern Time on any business day will become effective at 4:15 P.M. that day and the proceeds of such redemption will be wired on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days for payment to be made.

         The shareholder is solely responsible for the authenticity of redemption instructions received by telephone that the Fund reasonably believes to be genuine. The Fund will accept such instructions from anyone able to provide information on an account. The Fund is not responsible for losses due to unauthorized or fraudulent telephone instructions unless it fails to employ reasonable procedures to assure the genuine nature of the redemption request, such as recording such redemption request.

         When shares are redeemed, a check in payment will normally be mailed within seven days. However, a redemption check will not be mailed until all checks received by the Fund in payment for shares to be redeemed have cleared (check clearance may take up to 15 days). A shareholder may avoid this delay by paying for shares with a certified check or by making investments by wire as described above.

         The Fund and State Street each reserve the right at any time to terminate, suspend or change the terms of any redemption method, except redemption by mail.

         If a request for redemption would reduce a shareholder's shares in the Fund to a value of $1,000 or less, the Fund will treat the request as a request for redemption of all the shares of the Fund in the shareholder's account. Upon sixty days advance written notice, the Fund also has the right to redeem shares in a shareholder's account which is valued at less than $2,500 for sixty days or more due to redemptions. During such sixty-day period, the shareholder may avoid such redemption by increasing his or her account to the $2,500 minimum.


         SYSTEMATIC WITHDRAWAL PLAN. Eligible shareholders who wish to receive a fixed amount periodically may elect to participate in the Systematic Withdrawal Plan. A shareholder whose account contains shares of the Fund worth $5,000 or more may elect to receive automatic payments of $100 or more each quarter. A shareholder whose account contains shares of the Fund worth at least $10,000 may elect to receive monthly payments of $100 or more. Please contact the Fund for further information about and application materials for the Systematic Withdrawal Plan.


--------------------------------------------------------------------------------

================================================================================
PELICAN FUND
--------------------------------------------------------------------------------
     HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

         The net asset value per share of the Fund is computed by State Street as of 4:15 P.M., New York City Time, on each day on which the New York Stock Exchange is open.

         Equity securities for which market quotations are readily available are stated at market value. Debt securities with remaining terms of more than sixty days are valued at the quoted bid prices or yield equivalents for such securities or for securities of comparable maturity, quality, and type, as obtained from market makers. Debt securities with remaining terms of sixty days or less are stated at amortized cost.

         All other securities and assets are valued at their fair value as determined in good faith by the Trustees. Liabilities of the Fund, including daily accruals of expenses, are deducted from the total valuation and the resulting amount is divided by the number of shares of the Fund outstanding to produce the "net asset value" per share of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. General expenses of the Trust will be allocated among and charged to the assets of each Series on a fair and equitable basis, which may be based on the relative assets of each Series or the nature of the services performed and relative applicability to each Series.

--------------------------------------------------------------------------------
DISTRIBUTIONS, REINVESTMENT, AND TAXES
--------------------------------------------------------------------------------

         The Fund intends to pay dividends quarterly from net investment income and to distribute annually any net realized capital gains. Unless a shareholder otherwise requests, all dividends and distributions are credited to a shareholder's account as full and fractional shares of the Fund at the net asset value in effect as of the dividend or distribution date. Shareholders may elect to receive in cash all of their future dividends and distributions on shares of the Fund by so notifying the Trust in writing. Such an election may be changed at any time by subsequent written notice to the Trust.

         It is the policy of the Fund each year to distribute to shareholders substantially all of its net investment income and gains and to meet all applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualifying as a regulated investment company in order for the Fund to be relieved of liability for federal income taxes. The Code requires the Fund, in general, to distribute, prior to the calendar year end, virtually all of its ordinary income for the calendar year and virtually all of the capital gain net income realized by the Fund in the one-year period ending October 31 in order to avoid the imposition of a 4 percent excise tax on undistributed income. Dividends declared in October, November, or December to shareholders of record on a specified date in such a month and paid in the following January will
--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
be treated as distributed by the Fund and received by the Fund shareholders on December 31 of such calendar year.

         For those shareholders subject to federal income tax, dividends are taxable whether credited in shares or paid in cash.

         Dividends from net investment income and distributions of net short-term gains (i.e., net gains from securities held for not more than a year) are taxable as ordinary income to shareholders subject to tax. Distributions designated by the Fund as deriving from net gains on securities held for more than one year but not more than 18 months and from net gains on securities held for more than 18 months will be taxable for federal income tax purposes as such to shareholders subject to tax, regardless of how long they have held their shares. The Fund will provide federal tax information annually, including information about dividends paid during the preceding year.

         The Trust is required by federal law to withhold 31 percent of reportable payments (which may include Fund dividends, capital gain distributions and redemptions) paid to shareholders who have under-reported dividend or interest income or who have not certified on their applications, or on separate W-9 Forms, that their Social Security or Taxpayer Identification Numbers are correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. Payments reported to the Internal Revenue Service by the Trust that omit your social security number or tax identification number will subject the Trust to charges and penalties of $50 or more each year, all of which will be charged against your account if you fail to provide the certification by the time the report is filed. Such amounts charged against your account are not refundable. Payees specifically exempted from backup withholding on dividends and other distributions include: (i) a corporation; (ii) a financial institution; (iii) an organization exempt from tax under Section 501(a) of the Code or an individual retirement plan; (iv) the United States or any agency or instrumentality thereof; (v) a state, the District of Columbia, a possession of the United States, or political subdivision or instrumentality thereof; (vi) a foreign government, a political subdivision of a foreign government or any agency or instrumentality thereof; (vii) an international organization or any agency or instrumentality thereof; (viii) a registered dealer in securities or commodities in the U.S. or a possession of the U.S.; (ix) a real estate investment trust;
(x) a common trust fund operated by a bank under Section 584(a) of the Code;
(xi) an exempt charitable remainder trust or a non-exempt trust described in
Section 4947(a)(1) of the Code; (xii) an entity registered at all times under the Investment Company Act of 1940; (xiii) a foreign central bank of issue; and
(xiv) a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.


         The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made after December 31, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

         Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.


      The foregoing is a general summary of the federal income tax consequences for shareholders who are U.S. Citizens, residents or domestic corporations. Shareholders should consult their own tax advisors about the precise tax consequences of an investment in the Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws (including possible liability for federal minimum alternative tax). The Fund will report the federal income tax status of all distributions to shareholders annually.
--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
         PERFORMANCE DATA
--------------------------------------------------------------------------------
         The Fund may furnish to existing or prospective shareholders information about the average annual total return on an investment in the Fund for a designated period of time. The average annual total return quotation for a given period is computed by calculating the average annual compounded rate of return that would cause a hypothetical investment made on the first day of the designated period to equal the resulting net asset value of such hypothetical investment (assuming all dividends and distributions are reinvested) on the last day of the designated period.

         Average annual total return of the Fund does not take into account any required payments for federal, state, or other income taxes. The average annual total return of the Fund will vary from time to time and depends on market conditions, the composition of the Fund's portfolio, and operating expenses of the Fund. These factors and possible differences in the methods used to calculate returns should be considered when one compares performance information about the Fund to information published for other investment companies and other investment vehicles. Return quotations should also be considered relative to changes in the values of the Fund's shares and the risks associated with the Fund's investment objectives and policies. At any time in the future, return quotations may be higher or lower than past return quotations and there can be no assurance that any historical return quotation will continue in the future.


         The Manager's discussion of the performance of the Fund in the fiscal year ended February 28, 1998 as well as a comparison of the Fund's performance over the life of the Fund with that of the Standard & Poor's 500 Stock Market Index is included in the Fund's Annual Report for the fiscal year ended February 28, 1998. Copies of the Annual Report are available upon request without charge.


         The Fund may also include comparative performance information in advertising or marketing the Fund's shares. For more information about the computation of average annual total return quotations, see the Statement of Additional Information

--------------------------------------------------------------------------------
ORGANIZATION AND CAPITALIZATION OF THE TRUST
--------------------------------------------------------------------------------
         The Trust was established on June 24, 1985 as a business trust under Massachusetts law. The Fund commenced operations on June 14, 1989.

--------------------------------------------------------------------------------
DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

         The Trust has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which are presently divided into thirty-six series of shares, one for each of the Series. These shares are entitled to vote at any meetings of shareholders. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Matters submitted to share
--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
holder vote must be approved by each Series separately except (i) when the Investment Company Act of 1940 requires that shares shall be voted together as a single class, and (ii) when the Trustees determine that only shareholders of the Series affected shall be entitled to vote on the matter. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, in liquidation of the Trust, are entitled to receive the net assets of their Series, but not of any other Series. Shareholders who hold a majority of the outstanding shares may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent.


         As of June 1, 1998, The Chase Manhattan Bank, as Directed Master Trustee of Corning Investment Plan Trust, held greater than 25 percent of the outstanding shares of the Pelican Fund. As a result, such shareholder may be deemed to "control" the Pelican Fund as such term is defined in the 1940 Act.



         Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the risk that a shareholder will incur financial loss on account of that liability is considered remote, since it may arise only in very limited circumstances.


--------------------------------------------------------------------------------
SHAREHOLDER INQUIRIES
--------------------------------------------------------------------------------
Shareholders may direct inquiries to:

                                    Pelican Fund
                                    c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                    40 Rowes Wharf
                                    Boston, Massachusetts  02110
                                    (Telephone Number:  1-617-346-7600)

For price, share position, or information on account activity, please call:

                                    1-800-447-3167   Outside Massachusetts, or
                                    1-617-328-5000   Inside Massachusetts
--------------------------------------------------------------------------------
DIVIDEND PAYING AGENT
     AND CUSTODIAN                             INDEPENDENT  ACCOUNTANTS

      State Street Bank and Trust Company           Price Waterhouse LLP
      Mutual Funds Division                         160 Federal Street
      Boston, Massachusetts  02102                  Boston, Massachusetts  02110

TRANSFER AGENT                                 LEGAL COUNSEL

      Boston Financial Data Services, Inc.          Ropes & Gray
      Two Heritage Drive                            One International Place
      Quincy, Massachusetts 02171                   Boston, Massachusetts  02110
--------------------------------------------------------------------------------

                                  PELICAN FUND

                       Statement of Additional Information


                                  June 30, 1998



         This Statement of Additional Information contains information which may be of interest to investors but which is not included in the Prospectus of the Pelican Fund (the "Fund"), a series of GMO Trust (the "Trust"). This Statement of Additional Information is not a Prospectus and is only authorized for distribution when accompanied by the Prospectus of the Fund dated June 30, 1998, and should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus from Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 (telephone: 617-330-7500).

                                Table of Contents

Caption                                                             Page
-------                                                             ----
Investment Objectives, Policies and Restrictions..................... 1

Trustees and Officers................................................ 4

Management Arrangements.............................................. 5

Portfolio Transactions............................................... 7

Pricing of Shares.................................................... 8

Tax Status........................................................... 9

Redemption of Shares................................................ 10

Systematic Withdrawal Plans......................................... 10

Description of the Trust and Ownership of Shares.................... 10

Voting Rights....................................................... 12

Shareholder and Trustee Liability................................... 13

Calculation of Average Annual Total Return.......................... 14

Financial Statements................................................ 15

Specimen Price Make-Up.............................................. 15

Investment Objectives, Policies and Restrictions

         The Fund seeks to achieve long-term growth of capital primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. The Fund pursues its objectives through differing investment policies which are described in the Prospectus. This Statement of Additional Information includes additional information regarding certain incidental investment policies as well as a statement of investment restrictions applicable to the Fund. Except as identified in the Prospectus and this Statement of Additional Information, there are no specific limitations on the extent to which the Fund may engage in the investment policies described in the Prospectus and this Statement of Additional Information.

         Writing Covered Call Options. The Fund may write call options which are traded on national securities exchanges with respect to not more than 25% of its assets. The Fund must at all times have in its portfolio the securities which it may be obligated to deliver if the option is exercised.

         The Fund may write call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also sell (write) call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of the Fund, the Fund generally would write call options only in circumstances where the Manager to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

         As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

         The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of the Fund's being able to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price.

         The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

         Purchasing Put Options. The Fund may invest up to 5% of its total assets at market value in the purchase of put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

         The Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by the Fund for leverage purposes.

         The Fund may also purchase a put option on an underlying security which it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. The Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return.

         A Fund will purchase put options only to the extent permitted by the policies of state securities authorities where shares of the Fund are qualified for offer and sale. Such authorities may impose further limitations on the ability of the Fund to purchase options.

         The Fund anticipates that it will not engage in the writing of call options or the purchase of put options with respect to more than 5% of the Fund's assets.

         Investment Restrictions. The Fund is also subject to the following investment restrictions (A-L below) which may not be changed without the approval of the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting if more than 50% of the shares are represented at the meeting in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. The Fund may not:

                  A. Borrow money except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made.

                  B. Purchase securities on margin.

                  C. Sell securities short.

                  D. Lend any funds or other assets (the Fund may enter into repurchase agreements and purchase publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities which are of a type customarily purchased by institutional investors or publicly traded in the securities markets).

                  E. Participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock.

                  F. Invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities).

                  G. Hold more than 10% of the voting securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities).

                  H. Purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940.

                  I. Purchase and sell real estate or commodities and commodity contracts.

                  J. Purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

                  K. Make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment.

                  L. Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitments and standby commitment agreements fall within the functional meaning of "evidence of indebtedness", the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if the Fund covers such securities by maintaining "segregated accounts." Similarly, so long as such segregated accounts are maintained, the issue of compliance with
         Section 18 will not be raised with the SEC with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets; any borrowing permitted by restriction A above; any collateral arrangements with respect to initial and variational margin permitted by restriction B above; and the purchase or sale of options, forward contracts or options on future contracts.

         Under the Investment Company Act of 1940 (the "1940 Act"), the Fund is permitted, subject to the above investment restrictions, to borrow money only from banks. (The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets.) In addition, under the securities laws or regulations of certain states in which shares of the Fund may be qualified for sale, the Fund may not invest in oil, gas or other mineral exploration or development programs and it may not invest more than 5% of the value of its total assets in the securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and securities of issuers which are not readily marketable.

         It is, moreover, the expressed policy of the Fund not to engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this Statement of Additional Information), not to invest in companies for the purpose of exercising control of management, and not to purchase any security which it is restricted from selling to the public without registration under the Securities Act of 1933. The policies set forth in this paragraph may be changed by vote of the Trustees of the Trust.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Trustees and Officers


         The names and ages of the Trustees and executive officers of the Trust, and their principal business experience during the past five years, are as follows:




                              Position Held               Principal Occupation
Name, Address and Age         with the Trust              during Past Five Years
---------------------         --------------              ----------------------
R. Jeremy Grantham*(59)     President -  Quantitative     Member, Grantham, Mayo, Van
                            and Chairman of the           Otterloo & Co. LLC
                            Trustees

Harvey R. Margolis(55)      Trustee                       Mathematics Professor, Boston College

Jay O. Light(56)            Trustee                       Professor of Business Administration,
                                                          Harvard University; Senior Associate
                                                          Dean, Harvard University (1988-92)

Eyk Van Otterloo(61)        President - International     Member, Grantham, Mayo, Van
                                                          Otterloo & Co. LLC

Kingsley Durant(66)         Vice President and            Member, Grantham, Mayo, Van
                            Secretary                     Otterloo & Co. LLC

Richard Mayo(56)            President - Domestic          Member, Grantham, Mayo, Van
                            Active                        Otterloo & Co. LLC

Susan Randall Harbert(41)   Secretary and Treasurer       Member, Grantham, Mayo, Van
                                                          Otterloo & Co. LLC

William R. Royer, Esq.(32)  Vice President and            General Counsel, Grantham, Mayo,
                            Assistant Treasurer           Van Otterloo & Co. LLC;  Associate,
                                                          Ropes & Gray, Boston, MA (1992 -95)




Jui Lai(49)                 Secretary                     Member, Grantham, Mayo, Van
                                                          Otterloo & Co. LLC

Ann Spruill(44)             Secretary                     Member, Grantham, Mayo, Van
                                                          Otterloo & Co. LLC

Alison E. Baur, Esq.(34)    Clerk                         Associate General Counsel,
                                                          Grantham, Van Otterloo & Co. LLC
                                                          (February 1997 - Present); Attorney,
                                                          Securities and Exchange Commission
                                                          (April 1991 - January 1997).

Robert V. Brokaw, Jr.(54)   Secretary                     Member, Grantham, Mayo
                                                          Van Otterloo & Co. LLC



* Trustee deemed to be an "interested person" of the Manager and the Trust, as defined by the 1940 Act.


         The mailing address of each of the officers and Trustees is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. As of June 22, 1998, the Trustees and Officers of the Trust as a group own 1.86% of the Pelican Fund.


         Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.


         The Manager pays the Trustees other than those who are interested persons an annual fee of $70,000. Mr. Margolis and Mr. Light are currently the only Trustees who are not interested persons, and thus the only Trustees compensated directly by the Trust. No other Trustee receives any direct compensation from the Trust or any series thereof.

         Messrs. Grantham, Mayo, Van Otterloo, Durant, Lai and Brokaw, and Mses. Harbert and Spruill, as Members of the Manager, will benefit from the management fee paid by the Fund.

Management Arrangements

         As disclosed in the Prospectus under the heading "MANAGEMENT", under a Management Contract between the Trust on behalf of the Fund and Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager"), subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Each of the following four Members of the Manager hold a greater than 5% interest in the
Manager: R. Jeremy Grantham, Richard A. Mayo, Eyk H.A. Van Otterloo and Kingsley Durant. Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transaction - Brokerage and Research Services," the Fund's portfolio transactions may be placed with broker-dealers which furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Fund or its other clients.

         The Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         Under the Management Contract, the Manager is compensated by the Fund at the annual rate of 0.90% of average daily net assets of the Fund's portfolio, subject to the reduction, as described in the Prospectus. The Management Contract was approved by the Trustees of the Trust (including all of the Trustees who are not "interested persons" of the Manager) and by the relevant Fund's sole shareholder in connection with the organization of the Trust and the establishment of the Fund. The Management Contract will continue in effect for a period more than two years from the date of its execution only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority (or one, if there is only one) of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, the Management Contract may be terminated on not more than 60 days' written notice by the Manager.

         In the last three fiscal years the Fund paid the following amount as a Management Fee to the Manager pursuant to the Management Contract:

                             Gross              Reduction                Net
                             -----              ---------                ---

Year Ended 2/28/98         $1,967,796            $108,905            $1,858,891
Year Ended 2/28/97         $1,716,394            $162,010            $1,554,384
Year Ended 2/29/96          1,390,969               --                1,390,969



         Custodial Arrangements. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis. As noted in the Prospectus under "MANAGEMENT," the management fee for the Fund is waived by the Manager to the extent of certain Fund expenses including custodial fees.

         Independent Accountants. The Trust's independent accountants are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Trust's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

Portfolio Transactions

         The purchase and sale of portfolio securities for the Fund and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account's being preferred over any other account.

         Brokerage and Research Services. In placing orders for the portfolio transactions of the Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are judgmental considerations.

         Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for the Fund with primary market makers unless better prices or executions are available elsewhere.

         Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for the Fund, the Manager will receive such services from brokers who are expected to handle a substantial amount of the Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Manager uses such research in servicing other clients as well as the Fund.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") and subject to such policies as the Trustees of the Trust may determine, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.


         The Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. The Manager will not approve the acceptance of securities in exchange for Fund shares unless (1) the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund;
(2) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; (3) the securities may be acquired under the investment restrictions applicable to the Fund; and (4) the securities are listed on the New York Stock Exchange, American Stock Exchange or National Association of Securities Dealers Automated Quotation System (NASDAQ). For Federal income tax purposes, an exchange of securities for Fund Shares is treated as a sale of the exchanged securities and generally results in a capital gain or loss. Investors interested in purchases through exchange should telephone the Manager at (617) 330-7500. The acceptance of securities by the Trust must comply with applicable laws of certain states.


         During the last three fiscal years, the Trust paid, on behalf of the Fund, the following amounts in brokerage commissions:


                     Year Ended 2/28/98                 $263,007
                     Year Ended 2/28/97                 $185,762
                     Year Ended 2/29/96                 $164,959


Pricing of Shares

         The net asset value per share of the Fund is computed as of 4:15 p.m. New York City Time on each day on which the New York Stock Exchange is open. The Prospectus contains a description of the methods used to compute net asset value.

         The portfolio securities of the Fund may include equity securities which are listed on foreign exchanges. Certain foreign exchanges may be open on Saturdays and customary United States business holidays. As a consequence, the portfolio securities of the Fund may be traded, and the net asset value of shares of the Fund may be significantly affected, on days on which shares of the Fund may not be purchased or redeemed.

Tax Status


         It is the Fund's policy to meet the requirements to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), which requires, among other things, that at least 90% of the Fund's gross income be derived from dividends, interest and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies. The Code also requires the Fund to diversify its holdings so that at the end of each fiscal quarter (i) at least 50 percent of the market value of the Fund's assets is represented by cash items, U.S. government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5 percent of the value of the Fund's total assets and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. If the Fund meets all such requirements and distributes to its shareholders all of its ordinary income and capital gain net income, the Fund will not be required to pay federal income tax. Shareholders of the Fund that are not exempt from Federal income taxes will be subject to income taxes on dividends and capital gains distributions received from the Fund.

         A portion of the dividends paid by the Fund may be eligible (subject to a holding period requirement imposed pursuant to the Taxpayer Relief Act of
1997) for the dividends-received deduction for the Fund's corporate shareholders.

         Dividends and interest received by the Fund may be subject to income withholding or other taxes imposed by foreign countries and the U.S. which may reduce the yield of the Fund. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.


         Distributions designated by the Fund as deriving from net gains on securities held for more than one year but not more than 18 months, whether received in a cash or additional shares, are taxable to the Fund's shareholders that are not exempt from federal income taxes as such for federal income tax purposes without regard to the length of time shares of the Fund have been held. If a shareholder receives a dividend that is taxed as long-term capital gain on shares held for six months or less and sells those shares at a loss, the loss will be treated as a long-term capital loss. The federal income tax status of all distributions will be reported to shareholders annually.

         Special rules (including mark-to-market, constructive sale, short sale, straddle and wash-sale rules) exist for determining the timing of the recognition of income or loss, the character of such income or loss, and the holding periods of certain of the Fund's assets in the case of certain transactions, including transactions involving futures contracts, forward contracts and options. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

Redemption of Shares

         The right of redemption is generally described in the Prospectus. The Trust may suspend the right of redemption during any period when (a) the New York Stock Exchange is closed for other than weekends or holidays or trading thereon is restricted under conditions set forth by the Securities and Exchange Commission ("SEC"); (b) the SEC has by order permitted such suspension; or (c) an emergency as defined by the rules of the SEC exists making disposal of portfolio securities or valuation of the net assets of the Fund not reasonably practicable.

Systematic Withdrawal Plans

         Eligible shareholders who wish to receive a fixed amount periodically may elect to participate in a Systematic Withdrawal Plan. A shareholder whose account in the Fund contains shares worth $5,000 or more may elect to receive automatic payments of $100 or more each quarter. A shareholder whose account in the Fund contains at least $10,000 worth of shares may elect to receive monthly payments of $100 or more. All such accounts are exempt from any applicable redemption fee.

         Amounts paid under the plan are derived from the proceeds of redemption of shares held in the shareholder's account. Under the plan, all dividends and capital gains distributions must be reinvested in shares of the Fund. All shares obtained through reinvestment and all shares held under the plan must remain on deposit with the Fund. If redemptions for these periodic payments exceed distributions reinvested in an account, such redemptions will reduce or possibly exhaust the number of shares in the account. The minimum withdrawal amounts have been established for administrative convenience and should not be considered as recommended for all investors. For tax purposes, shareholders may realize a capital gain or loss on each payment.

         The plan is administered by the Trust without separate charge to the participating shareholders and may be terminated at any time by a shareholder or the Trust.

Description of the Trust and Ownership of Shares

         The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for the Fund ends on the last day of February.


         Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of thirty-six series, one for the

Pelican Fund, one for the GMO Asia Fund, which is offered pursuant to a separate prospectus, and one for each of the following thirty-four series, which are offered in a separate combined Prospectus: GMO U.S. Core Fund, GMO Tobacco-Free Core Fund, GMO Value Fund, GMO Growth Fund, GMO U.S. Sector Fund, GMO Small Cap Value Fund, GMO Small Cap Growth Fund, GMO Fundamental Value Fund, GMO REIT Fund, GMO Tax-Managed U.S. Equities Fund, GMO International Core Fund, GMO Currency Hedged International Core Fund, GMO Foreign Fund, GMO International Small Companies Fund, GMO Japan Fund, GMO Emerging Markets Fund, GMO Evolving Countries Fund, GMO Global Properties Fund, GMO Tax-Managed International Equities Fund, GMO Domestic Bond Fund, GMO U.S. Bond/Global Alpha A Fund, GMO U.S. Bond/Global Alpha B Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Short-Term Income Fund, GMO Global Hedged Equity Fund, GMO Inflation Indexed Bond Fund, GMO International Equity Allocation Fund, GMO World Equity Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO Global Balanced Allocation Fund and GMO International Core Plus Allocation Fund. The Trustees have further authorized the issuance of up to eight classes of shares of the foregoing series, Class I, Class II, Class III, Class IV, Class V, Class VI, Class VII and Class VIII Shares. Interests in each portfolio are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding series. The shares of such series do not have any preemptive rights. Upon liquidation of a series shareholders of the corresponding series are entitled to share pro rata in the net assets of the series available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses, but there is no present intention to make such charges.


         The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding shares of the Fund as of June 1, 1998:

         Name                            Address                     % Ownership
         ----                            -------                     -----------

The Chase Manhattan Bank, as         Attn: Karen Rice                   39.43%
Directed Master Trustee,             3 Metrotech Center, Fifth Floor
Corning Investment Plan Trust        New York, NY 11201-3800

Union Bank of California             Attn:  TRUSDG SD MUT. FDS           8.66%
FBO Sunkist Growers Inc.             A/C 610001154-02
                                     P.O. Box 109
                                     San Diego, CA  92112-4103

New York Life Trust Co.              Attn:  Client Account               8.13%
                                     51 Madison Ave.; Room 117A
                                     New York, NY  10010-1655

Nabank & Co.                         P.O. Box 2180
                                     Tulsa, OK  74101-2180               7.77%

Egleston Children's Hospital         Attn: John Hatley                   5.60%
                                     375 Dekalb Industrial Way
                                     Decatur, GA  30030-2205




         As depicted in the above chart, certain shareholder(s) may hold greater than 25% of the outstanding shares of the Pelican Fund. As a result, such shareholders could be deemed to "control" the Fund as such term is defined in the 1940 Act.


Voting Rights

         As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual Fund and (ii) when the Trustees have determined that the matter affects only the interests of one or more Fund, then only shareholders of such Fund shall be entitled to vote thereon. Shareholders of one Fund shall not be entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the other Fund and the approval of the investment advisory contracts of the other Fund.

         There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

Shareholder and Trustee Liability

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet its obligations.


         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Calculation of Average Annual Total Return

         The Fund's average annual total return quotations as they may appear in the Prospectus, this Statement of Additional Information or in advertising and sales material are calculated by standard methods prescribed by the SEC.

         Average annual total return quotations are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                         P(1 + T)n = ERV

Where:     P       =     a hypothetical initial payment of $1000

           T       =     average annual total return

           n       =     number of years

           ERV     =     ending redeemable value of a hypothetical $1000 payment
                         made at the end of a designated period (or fractional portion thereof).

For purposes of the above computation for the Fund, it is assumed that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         In determining the average annual total return, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of the Fund, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size of the Fund.

         From time to time, in advertisements, in sales literature, or in reports to shareholders, the Fund may compare its respective performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the Fund may compare its total return to rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance; the Standard & Poor's 500 Stock Index ("S&P 500"), an index of unmanaged groups of common stock; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

         The Fund's total return is not fixed or guaranteed and the Fund's principal is not insured. Investment performance quotations should not be considered to be representations of the performance for any period in the future. Total return is a function of the value of the Fund's portfolio securities over time, which may be expected to fluctuate, as well as of income earned by the Fund on such securities and of the Fund's operating expenses.

         Performance rankings and listings reported in national financial publications, such as Money Magazine, Barron's and Changing Times, may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including No Load Fund X, CDA Investment Technologies, Inc., Weisenberger Investment Companies Service, and Donoghue's Mutual Fund Almanac.

Financial Statements


         The report of Price Waterhouse LLP and the Fund's audited Financial Statements for the year ended February 28, 1998 are incorporated by reference to the Fund's Annual Report filed with the Securities and Exchange Commission on May 8, 1998 pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.


Specimen Price Make-Up


         Following is a computation of the total offering price per share for the Pelican Fund based upon its net asset value and shares of beneficial interest outstanding at the close of business on February 28, 1998:



         Net Assets at Value (Equivalent to $17.78
           per share based on 13,286,924 shares) . . .  $236,285,810

         Offering Price  . . . . . . . . . . . . . . .        $17.78

                                    GMO TRUST
                               (Pelican Fund only)

                            PART C. OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

     (a) Financial Statements: See "Financial Highlights" in the Prospectus and "Financial Statements" and "Report of Independent Accountants" in the Statement of Additional Information. The Financial Statements required pursuant to Item 23 of Form N-1A are hereby incorporated by reference to the Annual Reports and Semi-Annual Reports to shareholders previously filed with the Commission by means of EDGAR pursuant to the requirements of
               Section 30(d) of the 1940 Act and the rules promulgated thereunder.

     (b)       Exhibits

         1.    Amended and Restated Agreement and Declaration of Trust2.

         2.    Amended and Restated By-laws of the Trust2.

         3.    None.

         4.    Not Applicable.

         5. Form of Management Contracts between the Trust, on behalf of each of its Pelican Fund, and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")1.

         6.    None.

         7.    None.

         8. Custodian Agreement ("State Street Custodian Agreement") among the Trust, on behalf of its Pelican Fund, GMO and State Street Bank and Trust Company ("State Street")1.


         9. (a) Transfer Agency Agreement among the Trust, on behalf of its GMO U.S. Core Fund, GMO Currency Hedged International Bond Fund, GMO Growth Fund (formerly "GMO Growth Allocation Fund"), GMO Value Fund (formerly "GMO Growth Allocation Fund"), GMO Short-Term Income Fund, GMO International Core Fund and GMO Japan Fund, GMO and IBT1;

               (b) Form of Letter Agreement to the Transfer Agency Agreement among the Trust, on behalf of its Pelican Fund, GMO and IBT1;

               (c) Form of Notification of Fee Waiver and Expense Limitation by Grantham, Mayo, Van Otterloo & Co. LLC to the Trust relating to all Funds of the Trust2.

         10. Opinion and Consent of Ropes & Gray with respect to the Pelican Fund2.

         11.        Consent of Price Waterhouse LLP -- Exhibit 11.

         12.        None.

         13.        None.

         14.        Prototype Retirement Plans1.

         15.        None.

         16.        Not Applicable.

         17.        Financial Data Schedule -- Exhibit 17.

         18.        Not Applicable.


Item 25.            Persons Controlled by or Under Common Control with
                    Registrant

               None.

Item 26.            Number of Holders of Securities


               The number of record holders of the single class of shares of the Pelican Fund as of June 1, 1998: 905.



Item 27.        Indemnification

                See Item 27 of Pre-Effective Amendment No. 1 which is hereby incorporated by reference.

Item 28.        Business and Other Connections of Investment Adviser

                See Item 28 of Pre-Effective Amendment No. 1 which is hereby incorporated by reference.

Item 29.        Principal Underwriters

                Not Applicable.

Item 30.        Location of Accounts and Records

                See Item 30 of Pre-Effective Amendment No. 1 which is hereby incorporated by reference.

Item 31.        Management Services

                Not Applicable.

Item 32.        Undertakings

         (a)    Not Applicable.

         (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders containing the information required by Item 5A of Form N-1A omitted from the Prospectus, upon request and without charge.




----------------

1 = Previously manually filed with the Securities and Exchange Commission and incorporated herein by reference.

2 = Previously electronically filed with the Securities and Exchange Commission and incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940 (the "1940 Act"), the Registrant, GMO Trust, represents that this Post-Effective Amendment No. 43 to the Trust's Registration Statement under the Securities Act and Post-Effective Amendment No. 46 to the Trust's Registration Statement under the 1940 Act is being filed for one or more purposes specified in paragraph (b)(1) of Rule 485 under the 1933 Act, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 24th day of June, 1998.



                                         GMO Trust

                                         By:  R. JEREMY GRANTHAM*
                                              ----------------------------------
                                              R. Jeremy Grantham
                                              President - Quantitative;
                                              Principal Executive Officer;
                                              Title:  Trustee



    Pursuant to the Securities Act of 1933, this Post-Effective Amendment No. 43 to the Trust's Registration Statement under the Securities Act has been signed below by the following persons in the capacities and on the dates indicated.




Signatures                  Title                                     Date
----------                  -----                                     ----
R. JEREMY GRANTHAM*        President - Quantitative; Principal     June 24, 1998
-------------------------  Executive Officer; Trustee
R. Jeremy Grantham

/s/ SUSAN RANDALL HARBERT  Treasurer; Principal Financial and      June 24, 1998
-------------------------  Accounting Officer
Susan Randall Harbert

HARVEY R. MARGOLIS*        Trustee                                 June 24, 1998
-------------------------
Harvey R. Margolis

JAY O. LIGHT*              Trustee                                 June 24, 1998
-------------------------
Jay O. Light


                                          * By: /s/  WILLIAM R. ROYER
                                                --------------------------------
                                                William R. Royer
                                                Attorney-in-Fact

                                POWER OF ATTORNEY


    We, the undersigned officers and trustees of GMO Trust, a Massachusetts business trust, hereby severally constitute and appoint William R. Royer our true and lawful attorney, with full power to him to sign for us, and in our names and in the capacities indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming our signatures as they may be signed by our said attorneys on said Registration Statement.

    Witness our hands and common seal on the date set forth below.

                      (Seal)



Signature                                   Title                     Date
---------                                   -----                     ----
                                       President-Domestic;
                                       Principal Executive
/S/ R. Jeremy Grantham                 Officer; Trustee           March 12, 1996
--------------------------
R. Jeremy Grantham


/S/ Eyk H.A. Van Otterloo              President-International    March 12, 1996
--------------------------
Eyk H.A. Van Otterloo


/S/ Harvey Margolis                    Trustee                    March 12, 1996
--------------------------
Harvey Margolis


                                       Treasurer; Principal
                                       Financial and
/S/ Kingsley Durant                    Accounting Officer         March 12, 1996
-----------------------------
Kingsley Durant



                                POWER OF ATTORNEY


    I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint William R. Royer my true and lawful attorney, with full power to him to sign for me, and in my names and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

    Witness my hand and common seal on the date set forth below.

                      (Seal)


Signature                            Title                               Date
---------                             -----                              ----

/S/ JAY O. LIGHT                     Trustee                        May 23, 1996
--------------------
Jay O. Light

                                  EXHIBIT INDEX

                                    GMO TRUST


   Exhibit No.     Title of Exhibit
   -----------     ----------------

11                 Consent of Price Waterhouse LLP.

17                 Financial Data Schedule.